                                                                                        EXHIBIT 32.2

                                      CERTIFICATION PURSUANT TO
                                       18 U.S.C. SECTION 1350,
                                       AS ADOPTED PURSUANT TO
                            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of The St. Lawrence Seaway  Corporation  (the "Company") on
Form 10-QSB for the period  ending  December  31,  2004 as filed with the  Securities  and  Exchange
Commission  on the date hereof (the  "Report"),  I, Daniel L. Nir,  President  and  Treasurer of the
Company,  certify,  pursuant  to 18  U.S.C.  Rule  1350,  as  adopted  pursuant  to Rule  906 of the
Sarbanes-Oxley Act of 2002, that:

(1) The Report fully  complies with the  requirements  of Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Daniel L. Nir
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Daniel L. Nir
President and Treasurer
February 14, 2006